MANAGERS AMG FUNDS

Essex Growth Fund

Supplement dated October 19, 2010

to the Summary Prospectus dated October 1, 2010

The following information supplements and supersedes any information to the contrary relating to Essex Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Summary Prospectus dated October 1, 2010 (the “Summary Prospectus”).

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated October 1, 2010, as supplemented October 19, 2010, are incorporated by reference into this summary prospectus.

At a meeting held on October 12, 2010, the Trust’s Board of Trustees approved a plan to liquidate the Fund beginning on or about October 25, 2010 (the “Liquidation”). Effective October 25, 2010, the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents in anticipation of the Liquidation. Effective immediately, the Fund will no longer accept applications for new accounts. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund in a complete redemption of their shares on or about December 17, 2010 in the manner set forth below. A shareholder letter will be sent to existing shareholders who hold their shares directly with the Fund on or about October 19, 2010, setting forth the various options and instructions with respect to the Liquidation and the distribution of each shareholder’s redemption proceeds. Any direct shareholder may elect to have redemption proceeds sent to them via check. Shareholders may also elect to exchange their Fund shares at no cost into any other fund in the Managers Funds’ complex (subject to minimum initial investment requirements). In the event a shareholder elects to invest in a fund with a front-end sales charge, that charge will be waived; however, subsequent investments will be subject to the sales charge. In the event a shareholder elects to invest in a fund with multiple share classes, the shareholder will automatically be invested in the lowest expense ratio class for which the account qualifies. Shareholders who do not elect to receive their redemption proceeds in cash or exchange into another fund in the Managers Funds’ complex by December 15, 2010, will have their redemption proceeds automatically invested through Managers Investment Group LLC in the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”), a money market fund managed by JPMorgan Asset Management, and Shareholders will remain invested in the JPMorgan Fund until they elect to redeem their shares of the JPMorgan Fund or exchange into another fund in the Managers Funds’ complex (subject to the exchange conditions described above). If you are holding your shares in the Fund through a financial intermediary, please contact your financial representative to discuss your options.

Before completing the liquidation, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

Effective immediately, David M. Goss no longer serves as portfolio manager of the Fund with day-to-day portfolio management responsibility of the Fund and has been replaced by Stephen D. Cutler, CFA, and Robert J. Uek, CFA, as co-portfolio managers of the Fund during the liquidation process. Messrs. Cutler and Uek are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, all references in the Summary Prospectus to Mr. Goss are hereby deleted and all references to the portfolio managers of the Fund shall refer to Stephen D. Cutler and Robert J.Uek.

Furthermore, the section titled “Portfolio Management – Portfolio Manager” on page three of the Summary Prospectus is hereby deleted and replaced with the following:

Portfolio Managers

Stephen D. Cutler, CFA

President and Managing Principal of Essex Investment Management Company, LLC (“Essex”); Portfolio Manager of the Fund since October 2010.

Robert J. Uek, CFA

Vice President of Essex; Portfolio Manager of the Fund since October 2010.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE